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                       MUTUAL FUND VARIABLE ANNUITY TRUST

                        SUPPLEMENT DATED OCTOBER 1, 2003
                    TO THE PROSPECTUS DATED DECEMBER 27, 2002

     Effective October 1, 2003, the section "How Your Account Works," under the subheading "Buying and Selling Portfolio Shares," of the Prospectus is hereby supplemented with the following:

     Federal law requires a Portfolio to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. The Portfolio may not be able to establish an account if the person does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the Portfolio is unable to verify the person's identity after an account is established, the Portfolio may be required to involuntarily redeem the person's shares and close the account.

                                                                  SUP-VATPR-1003